IMPACT OF UTILITY RESTRUCTURING ON POWER SYSTEM PLANNING AND OPERATION PREPARED FOR: TOKYO ELECTRIC POWER COMPANY 1901 L STREET NW, SUITE 720 WASHINGTON, D.C. 20036 PREPARED BY: DARIUSH SHIRMOHAMMADI FARROKH RAHIMI APRIL 8, 1997 KEMA KEMA-ECC

COVERAGE A survey of prominent restructuring activities worldwide Transformation process to the restructured industry Functionality of the Independent System Operator (ISO) Important aspects of planning and operation of the power system in the emerging electrical energy markets Main focuses on utility industry restructuring within the U.S. Special attention to restructuring plans and activities in California.

OVERVIEW OF UTILITY RESTRUCTURING TRENDS Key driving forces for restructuring Privatization of the electric energy sector for UK, South America and Central and Eastern Europe Customer (large) choice, increased competition, reduced regulation and brokers for the U.S. Key trend in deregulation: Unbundling of generation, from transmission and distribution Generation left to the competitive market Transmission operation universally regarded as a natural monopoly to remain regulated and open to all market participants in order Distribution wire service regarded as a regulated monopoly Retail customer service should become highly competitive Creation of all forms of brokering/marketing/retailing functions

STAGES OF RESTRUCTURING Stage 1 - Transition Market Stage 2 - Massive Restructuring Stage 3 - System Divestiture Stage 4 - Market Gaming Stage 5 - Re-regulation Stage 6 - Industry Consolidation and Reintegration

STAGE 1: TRANSITION MARKET Move the market from regulatory pressures and responses to competitive market forces and responses FERC Orders 888 and 889 two elements of this stage and not the entire impetus of restructuring in the U.S General agreement on creation of the Independent System Operator (ISO) by regulators, transmission owners and transmission users Utilities would give up control due to outside forces while attempting to remain in control of the consequences Pool operation of the energy market based on market clearing prices along with proliferation of direct access

STAGE 1: TRANSITION MARKET Many utilities may want to divest of the transmission system due to limited opportunities to earn from transmission Federal power marketing agencies like BPA and TVA may take ownership and control of the transmission system nationwide Ancillary services become too important to be considered as a side issue Some generators in the UK made 20% of their revenue and most of their profit for just being available (providing ancillary services) Massive introduction of low cost combined cycle generation technologies Generation more of a commodity item Capacity expansion decisions based on economic not regulatory need Prices will not fall despite expectations Profits will soar

STAGE 2: MASSIVE RESTRUCTURING Once any portion of the market experiences competition, all other portions of the market will want it too Retail competition has followed or even pre-empted wholesale wheeling Deregulation in one state puts pressure on its neighbors to follow suit Practically all States have become involved in restructuring at retail level institutional break up of vertically integrated of the utility Utilities will use mergers and acquisitions to strengthen their position in marketplace

STAGE 3: SYSTEM DIVESTITURE Generation, Transmission and Distribution parts of the utility, functionally separated, see less and less benefit and more and more liability from being institutionally tied together Existing U.S. utilities would focus on the distribution portion of the business where returns are guaranteed and cost controls remain a known issue and divest out of other parts

STAGE 4: MARKET GAMING Naturally divested companies will use their capabilities to their best advantage Legitimate market gaming will take place at the unclear limits of operational and legal rules Some games based on the principal of surprise action - work at least once Consistent gaming strategies will be used on an ongoing basis until the market or its regulators catch on Some obvious examples of gaming Putting a plant on-line below marginal costs to distort dispatch and make later plants more valuable Placing big generation online early to degrade transmission so that other generators can’t get on the system. Sudden outages of capacity to raise the spot market to the benefit of remaining plants

STAGE 5: REREGULATION Change in regulation can distort the market in the direction opposite to the intent of the proposed reregulation Under the threat of new rules, market players may try to gouge the market as fast and as much as possible The same market players may cooperate to keep prices or profit below the regulatory action threshold UK regulators prescribed price caps (reregulation) New collusions resulted among generators to maintain profit margins & keep new entrants out Strategy of over-contracting [Contract for Differences] more attractive

STAGE 6: INDUSTRY CONSOLIDATION AND REINTEGRATION Utilities become outward looking The U.S. Southern Company Service acquired SWEB (a UK distributions company) EDF acquires Light Power Company in Rio Etc., etc. Combined companies for economic and not regulatory reasons Small number of market players may represent the most efficient market

TRANSMISSION PRICING Pricing of transmission services is a key element of the restructured utility environment All competitive gains attained through opening transmission system could be lost if transmission system poorly priced Improper pricing of the transmission services will have adverse financial ramifications for future transmission investments and market efficiencies

RESTRUCTURING MODELS Common premise of all of the restructuring models: transmission system operator must not have any financial interest in the sources of generation Independent System Operator (ISO) ISO may or may not financial interest in transmission assets ISO’s twin goals: reliability and efficiency of system operation

ISO RESPONSIBILITIES Operations Planning/Scheduling Dispatching Control and Monitoring On-line Network Security Analysis Power and Energy Market Administration Ownership/Planning of transmission Assets System Restoration

Exhibit 3 - 10 ISO WITH NO POWER EXCHANGE SC 1 ISO SC n SC = Scheduling Coordinator: CInternal Control Areas (performing UC) CBilateral Contracts CWheeling Requests

Exhibit 3 -11 POWER EXCHANGE SEPARATE FROM ISO SC 1 SC 1 SC n ENERGY BIDS ISO SC n S D S ENERGY ISO PX PX BIDS D (b) Full PX/ISO (a) Limited PX/ISO Information Exchange Information Exchange PX = Power Exchange SC = Schedule Coordinator S = Supply Bidders D = Demand Bidders

Exhibit 3-12 COMBINED ISO & POWER EXCHANGE SC 1 ISO/PX SC n S D ENERGY BIDS

Exhibit 3 -13
ISO RESPONSIBILITIES

Responsibilities	Minimalist ISO	Maximalist ISO
1. Operations Planning		
1.1. Generation Scheduling		
1.1.1. Unit Commitment/SCUC		X
1.1.2. Merit-Order Scheduling		
1.2. Interchange Scheduling Coordination	X	X
1.3. Scheduling of Ancillary Services		
1.3.1. Simultaneous		X
1.3.2. Sequential		
1.4. Transmission System Operations Planning		
1.4.1. OASIS Functions	X	X
1.4.2. Transmission Pricing		X
2. Dispatching		
2.1 Generation Dispatch		X
2.2 Dispatching of Ancillary Services		X
2.3 Congestion Management		
2.3.1 Fixed Zone Boundary	X	
2.3.2 Variable Zone Boundary		X
3. Control and Monitoring		
3.1 AGC		X
3.2 Operations Monitoring		
3.2.1 ACE Monitoring		X
3.2.2 Interchange Monitoring	X	X
3.3 Supervisory Control		X
4. On-line Network Security Analysis		
4.1 State Estimation		X
4.2 Contingency Analysis	X	X
4.3 DSA		?
4.4 VSA		?
4.5 SCOPF/Security Enhancement		?
5. Power Market Administration		
5.1 Power and Energy Trading		
5.1.1 Market Clearing		X
5.1.2 Bid Matching		
5.2 Ancillary Services Auction		X
5.3 Settlements Administration		X
6. Transmission Assets Ownership		
6.1 Initial Assets		
6.1.1 Leased		
6.1.2 Owned		X
6.2 Transmission System Expansion		
6.2.1 By Initial Owner		
6.2.2 Competitive Bidding		X
7. System Restoration Coordination	X	X

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ELECTRIC UTILITY INDUSTRY RESTRUCTURING IN CALIFORNIA Based on a total separation of the market administration and system operation Market administration for power and energy will by an independent body called the Power Exchange System operation by another completely independent entity called the Independent System Operator

MARKET PARTICIPANTS IN CALIFORNIA’S PLANNED MARKET Energy Suppliers (ES) Power eXchange (PX) Scheduling Coordinator (SC) Independent System Operator (ISO) Transmission Owner (TO) Utility Distribution Company (UDC) Retailers Energy Customers (EC) Ancillary Services Provider (ASP)

Exhibit 3-14 Market Participants Interactions for System Operation in the Restructured California Energy Market Energy Suppliers: Generators; Supply Aggregators; DSM; etc. Power Exchange (PX) Independent System Ancillary Operator Service Scheduling Providers Coordinators (ISO) (ASPs) (SCs) Transmission Owners (TO) Energy Customers, Utility Distribution Companies, Retailers Energy Suppliers: Generators; Supply Aggregators; DSM; etc.

Exhibit 3-15 Market Participants Interactions for System Operation in the Restructured California Energy Market Energy Suppliers: Generators; Supply Aggregators; DSM; etc. Ancillary Service Providers (ASPs) Supply magnitudes Supply schedule Available ancillary Ancillary Services Supply availability and prices and dispatch services, prices and schedule and commands schedules dispatch commands Supply, load, & Power ancillary. services Exchange schedules Independent System (PX) Operator bilateral trans. & (ISO) Scheduling ancillary. services Coordinators (SCs) schedules Power system Transmission schedule Load value status information and dispatch commands Load forecast Transmission Owners Energy Customers, Utility Distribution (TOs) Companies, Retailers

Marketer Retail (SCs) Coordinators Scheduling e ym o n & Customer (DAC) Direct Access ISO I n f o . k Wh S Energy Supplier om kWh k e Wh kWh m S ao r km ee t min mrkt info. Owner (TO) i Transmission m na fo Exhibit 3-16 Direct Access r k e Customer (DAC) im Company (UDC) t a nd n Utility Distribution i n k m f Wmh o o ra ek a ney nt d n i of Wk m. o n ey h kW Energy Supplier Customer (BRC) Bundled Retail Retail Marketer (PX) Power Exchange Market Participants Interactions in the Restructured California Energy Market Provider A/S

California Restructuring Principals: Energy Flow


Energy Supplier
Energy Supplier
Scheduling Coordinators (SCs)
Power Exchange (PX)
ISO
A/S Provider
kWh
kWh
kW
Transmission Owner (TO)
kWh
Retail Marketer
Utility Distribution Company (UDC)
Retail Marketer
kWh
kWh
kWh
Direct Access Customer (DAC)
Direct Access Customer (DAC)
Bundled Retail Customer (BRC)

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CALIFORNIA RESTRUCTURING PRINCIPALS: SYSTEM RELIABILITY


Energy Supplier
Energy Supplier
Scheduling Coordinators (SCs)
Power Exchange (PX)
ISO
A/S Provider
Transmission Owner (TO)
kWh
kWh
kW
kWh
Retail Marketer
Utility Distribution Company (UDC)
Retail Marketer
kWh
kWh
kWh
Direct Access Customer (DAC)
Direct Access Customer (DAC)
Bundled Retail Customer (BRC)

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CALIFORNIA RESTRUCTURING PRINCIPALS: INFORMATION AND ENERGY $ (MARKET STUFF) Energy Supplier Energy Supplier Scheduling Power Exchange Coordinators ye (PX) n (SCs) om ney & mo . fo ando inn f arketI e m Som A/S and money Provider market infoISO Some Transmission Owner (TO) Retail Utility Distribution Marketer Retail Marketer Company (UDC) .. o f n i m i t n k r m ra m k et n i i n of m . Direct Access Bundled Retail Customer (DAC) Direct Access Customer (BRC) Customer (DAC)

California Restructuring Principals: Energy Flows Versus Energy $ Flow Versus Paths



Energy Supplier
Energy Supplier
Scheduling Coordinators (SCs)
Power Exchange (PX)
A/S Provider
ISO
Transmission Owner (TO)
Utility Distribution Company (UDC)
Retail Marketer
Retail Marketer
Direct Access Customer (DAC)
Direct Access Customer (DAC)
Bundled Retail Customer (BRC)
kWh
kWh
kW
kWh
kWh
kWh
kWh
$

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WEPEX ISO The Independent System Operator: A new company independent from existing utilities Coordinates day-ahead scheduling and real-time balancing for all grid users Complies with operating and reliability standards Controls dispatch of generation and transmission Provides open and comparable access to the grid Manages transmission congestion and constraints Procures and manages ancillary services Administers settlement system Obligates utilities to connect customers

WEPEX ISO Energy Supplier Energy Supplier Scheduling Power Exchange Coordinators (PX) (SCs) A/S ISO Provider Transmission Owner (TO) Retail Utility Distribution Marketer Retail Marketer Company (UDC) Direct Access Bundled Retail Customer (DAC) Direct Access Customer (BRC) Customer (DAC)

ISO FUNCTIONAL ABSTRACT


Credit and Bills
Settlement ready metering data
Metering Agent(s)
BBS
Public market info.
Rel. must-run
GMMS, OGMs & redispatch
Cong. prices
Adv./Com energy sch's
Adv./Com A/S sch's & prices
Ex-post prices
Settl't, Dispute & Reg. reports
Com. energy & A/S sch's
Congestion prices
Ex-post prices
Settl't, reg. & dispute reports master file data for validation
Archival Database
WEnet
Energy schedules
A/S sch's, bids & prices
Reg. must-run/take gen.
SC load forecasts
SI
Validated:
(Energy schedules
A/S sch's, bids & prices
Reg. must-run/take gen.
SC load forecasts)
Network model
Energy schedules
A/S sch's, bids & prices
Reg. must-run/take gen.
SC load forecasts
Public market info.
Rel. must-run
GMMS, OGMs & redispatch
Cong. prices
Adv./Com energy sch's
Adv./Com A/S sch's & prices
Ex-post prices
Settl't, Dispute & Reg. reports
Rel. must-run
GMMS, OGMs & redispatch
Cong. prices
Adv./Com energy sch's
Adv./Com A/S sch's & prices
Ex-post prices
Network model
Actual dispatch
Load forecasts
SA
Com. energy and A/S sch.
Net int. sch.
Penalty factors
Oper. nomograms
Cong. sens. factors
Market Participants
(PX, SCs, TOs, UDCs, Regulators, Etc.)
Dispute information
PMS
Network model
load forecast
Actual dispatch
RT SCADA data & limits
A/S actuals,
AGC actuals

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ISO FUNCTIONAL ABSTRACT - SI SUBSYSTEM Collecting, validating, and storing incoming schedule data from MPs Notify MPs of their advisory redispatch and committed schedules Ensure security and confidentiality of MPs’ data Post Public Market Information Process and formatting outgoing data Provide efficient data interfaces to SA and BBS Manage short- & long term data archival and retrieval capabilities; Facilitate the dispute resolution Generating reports

ISO FUNCTIONAL ABSTRACT - SI SUBSYSTEM



master file data for validation
BBS
Energy schedules
A/S sch's, bids & prices
Reg. must-run/take gen.
SC load forecasts
Bidding & Schedule Management
Validated:
(Energy schedules
A/S sch's, bids & prices
Reg. must-run/take gen.
SC load forecasts)
Com. energy and A/S schedules, congestion prices, ex-post prices
Settlement reports
Regulatory reports, dispute reports
monitor
Public market info.
Rel. must-run
GMMS, OGMs & redispatch
Cong. prices
Adv./Com energy sch's
Adv./Com A/S sch's & prices
Ex-post prices
Settl't, Dispute & Reg. reports
Market Information Publishing
Scheduling Operational Database
load forecasts
Net interchange schedules
Operating nomograms
Actual energy & A/S dispatch
Validated: Energy schedules
A/S sch's, bids & prices
Reg. must-run/take gen.
SC load forecasts
HIM
WEnet Interface
WEnet
monitor
Rel. must-run
GMMS, OGMs & redispatch
Cong. prices, Adv./Com energy
sch's, Adv./Com A/S sch's & prices
Ex-post prices, Network model
Actual dispatch, Load forecasts
SA
Dispute information, regulatory report
Archival Database
User Interface
Audit System
manual
ISO Staff

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ISO FUNCTIONAL ABSTRACT - SA SUBSYSTEM Set of computer applications used by the ISO’s personnel to Assess the state of the transmission system Evaluate the preferred schedules submitted by the SCs assessing whether the schedules can be accommodated by the grid system making adjustments if necessary consolidating them into net operating schedules Establish committed operating schedules

ISO FUNCTIONAL ABSTRACT - SA SUBSYSTEM List of SA computer applications Voltage Collapse Analysis (VCA) Available Transfer Capability (ATC) Transient Stability Analysis (TSA) The Ancillary Service Management (ASM) Congestion Management (CONG) Contingency Analysis (CA) Power Flow (PF) Outage Scheduler (OS)

ISO FUNCTIONAL ABSTRACT - SA SUBSYSTEM List of SA computer applications Network Model Builder (NMB) Transmission Loss Rate Calculation (TLRC) Interchange Scheduling Calculator (ISC) The Balancing Energy and Ex-Post Pricing (BEEP) The Over-Generation Management (OGM) Network Application Control (NAC) Network Reduction (NR) Conversion Program (CP) Load Forecast (LF)

ISO FUNCTIONAL ABSTRACT - SA SUBSYSTEM SI's Scheduling Operational Database WSCC Database Congested paths Network GMM model ATC/ Operating limits, operating Validated: TAA nomograms (Energy schedules Over generation A/S sch's, bids & prices mitigation TLRC Adv. redispatch, Reg. must-run/take gen. congestion SC load forecasts) Reliability prices must-run OGM NMB/PF PF output CONG Committed A/S schedules & prices, Outage actual A/S dispatch schedule Com'd energy and A/S sch's, Net inter. sch., penalty factors, cong. sens. factors ASM OS Committed energy and A/S Load forecast schedules, A/S bids, supplemental energy bids LF BEEP Balancing energy SCADA data & limits, and ex-post prices PMS actual A/S and energy dispatch Energy and A/S dispatch

ISO FUNCTIONAL ABSTRACT - BBS Three independent modules: Settlement module Calculate settlement details for each SC based on scheduled commitments, ex-post energy market clearing prices, calculated prices for congestion and ancillary services, validated metering information, and confirmed availability of ancillary services Billing and Credit module Process credit and debit invoices prepare and execute payments to Market Participants Manage accounts receivable Administrative module Support various corporate business functions: General Ledger; Budget; Cost Accounting; Accounts Payable/Purchasing; Reporting; Payroll/Human Resources

ISO FUNCTIONAL ABSTRACT - BBS Settlement Metering ready metering data Agent(s) Billing & Settlement Settlement Settlement amount Credit amount Credit and Bills Market Administrative info. System Com’d energy & A/S sch’s, congestion prices, ex-post prices Settlement reports, regulatory reports, Administrative stuff! dispute reports, master file data MPs, ISO Staff, ISO Vendors SI PMS A/S actuals, AGC actuals Market Participants Dispute (PX, SCs, TOs, UDCs, information Regulators, Etc.)

Exhibit 4-1

Planning in the Traditional and Emerging Electrical Energy Markets

Planning Aspect	Traditional Energy Markets	Emerging Energy Markets
Market Players	Regulators; Utility Company; IPPS/QFs, Energy Customers and their advocates.	Energy Suppliers & Marketers; Load Aggregators; the ISO; Energy Customers and their retailers; Regulators, Bankers/investors, Etc.
Paradigm	Central planning based on long-term supply reliability. Minimize cost of service. Obligation to serve. Special attention to environmental and other social concerns. Lengthy and formal conflict resolution processes.	Highly decentralized investment decision making by many players based on their individual needs. Short-term focus on investment cost recovery. Focus on cash flow and corporate earnings. Quick turn-around. Codified and shorter conflict resolution.
Procedures	Forecast capacity requirements/needs. Select and acquire resources based on least cost. Disjoint planing of generation, transmission and distribution (integrated resource planning only in theory).	Study profitability of a particular resource addition based on forecast of markets. Study improvement of existing assets first. Consider brokering rather than investing. Planning of individual components (generation, transmission, distribution) will accounting for the influence of other components (de facto integrated planning).
Tools and methods	Probabilistic "chronological" production costing tools for generation planning. Deterministic transmission analysis models for transmission planning. "Back of the envelop" analysis for distribution planning. Load forecasting with varying degrees of sophistication for all three segments of the market.	Multi-objective stochastic optimization with adequate representation of all utility system components and all possible uncertainties; market gaming strategy analysis; simplified models for small investments; etc.
Oversight	Federal and state regulation on expansion, access, and rates. Legislatures have backup had roles. Bodies representing market participants play a crucial role.	Varying degrees of oversight for different segments of the utility market. Regulators main goal is to ensure healthy market operation and are expected intervene if market power surfaces.

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Exhibit 4-2.

Generation Planning in the Traditional and Emerging Electrical Energy Markets

Planning Aspect	Traditional Energy Markets	Emerging Energy Markets
Market Players	Regulators; Utility Company; IPPS/QFs, Energy Customers and their advocates.	Resource developers (could be anyone except as specifically precluded); Supply Marketers; Load Aggregators; the ISO, Regulators.
Paradigm	Central planning based on long-term supply reliability. Obligation to serve. Special attention to environmental concerns such as DSM projects.	Highly decentralized investment decision making based on the short-run profitability of the resource development.
Procedures	Long-term probabilistic analysis of resource adequacy to meet future load growth.	Study profitability of a particular resource addition based on its size, in-service date and location. Study would include risk analysis in face of numerous uncertainties. Resource developers will emphasize factors such as, improvement of existing assets, long-term sales contracts, long-term stable fuel prices, minimum duration of investment cost recovery (minimize lead time, use of small modular technologies, ensure high availability when supplies are most valued, allow for provision of A/S, resource location where there are supply shortages due to transmission congestion , etc.), brokering rather than investing. Rely on transmission price signals.
Tools and methods	Probabilistic production costing with no/minimal accounting of the transmission and distribution system impact.	Multi-objective stochastic optimization with adequate representation of the transmission system and its bottlenecks as well as all possible sources uncertainty; market gaming strategy analysis; simplified models may be preferable for small investments; etc.
Oversight	Federal and state regulation on expansion and rates. Legislatures have had backup roles. Bodies representing market participants play a crucial role.	Minimal oversight unless market power surfaces. Some form of regulation will be imposed with the goal of ensuring healthy market operation by developing reference plans, designing tariffs to encourage ample supplies where needed (e.g., locationally and temporally sensitive tariffs for transmission and supplies), encouraging (even mandating) limited ownership.

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Exhibit 4-3.

Transmission Planning in the Traditional and Emerging Electrical Energy Markets

Planning Aspect	Traditional Energy Markets	Emerging Energy Markets
Market Players	Regulators; Utility Company.	The ISO; Transmission Owners; Energy Suppliers; Energy Marketers; Load Aggregators & Energy Customers; Regulators, Regional Transmission Groups.
Paradigm	Central planning based on long-term deterministic supply reliability. Minimize cost of service. Obligation to serve. Reaction to load and supply additions. Single utility solution. Indiscriminate revenue collection.	Partially decentralized decision making process by several players mainly in response to ongoing problems. Emphasis on regional solutions. Emphasize fully sponsored expansion projects. Allocate new investment costs to market players based on cost causation. Emphasis on value versus reliability.
Procedures	Study future operating scenarios in light of load/supply additions. Identify potential operating problems and costs. Identify multiple relief solutions based on planner's experience. Study individual solutions and select the most cost effective one.	Identify recurring operating constraints/congestions. Each market player may propose/advocate its specific solution, some based on procedures currently in use. Study expansion options proposed by various market players. Select the best option based on balance of reliability and value, regional desirability, willingness of market players to pay for expansion. Deploy technologies that would control flows.
Tools and methods	Deterministic transmission analysis models for transmission planning (power flow, short circuit analysis, transient stability, etc.). Single scenario analysis. Poor regional load forecasting capabilities.	Chronological and stochastic analysis of transmission system operation with representation of all possible uncertainties. Heavy emphasis on "optimal operation analysis" tools (e.g., OPF) in order to reduce reliance on planners judgment. Account for complex transmission rights and complex control mechanisms. Account for substantially larger transmission networks (10000 nodes or more). Account for high penetration of distributed generation using new technologies.
Oversight	Federal and state regulation on transmission expansion, access, and rates.	Oversight on open access to become more stringent. Oversight for investment and expansion not clear. Regulators will attempt to achieve their goal of ensuring addition of all needed facilities by designing transmission tariffs that encourage economic location of loads and resources, reduction of operating costs, and allocation transmission costs based on cost causation.

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Exhibit 4-4.

Distribution Planning in the Traditional and Emerging Electrical Energy Markets

Planning Aspect	Traditional Energy Markets	Emerging Energy Markets
Market Players	Regulators; Utility Company.	Regulators, Local Distribution Company.
Paradigm	Meeting future load growth at distribution level. Minimizing cost of service. Obligation to serve. Rely on capacity addition at substation or feeder level.	Meeting future load or supply growth at distribution level with full consideration of PBR mechanism. Minimizing cost of service for bundled retail customers. Obligation to connect all customers. Trade off between capacity expansion and use of distributed generation, DSM or new technologies such as dynamic load transfer.
Procedures	Project load growth along radial feeders (usually linear regression). Identify potential capacity needs (not operating problems, per se). Identify multiple relief solutions based on planner's experience. Study individual solutions and select the most cost effective one.	Identify recurring operating problems. Identify potential expansion project(s). Study distribution expansion options vis-à-vis addition of distributed generation, DSM or new technologies such as dynamic load transfer. Weigh the added reliability of the solution versus additional rate allowance under PBR for improved reliability.
Tools and methods	Mainly back of the envelope analysis. Primitive load forecasting techniques (linear regression). Some power flow and short circuit analysis capabilities.	Use computer aided tools. Add capability to account for alternative solutions such as distributed generation, DSM or new technologies such as dynamic load transfer to existing tools. Account for uncertainties. Account for cost of reliability gained and PBR based revenue gains.
Oversight	State regulation on distribution expansion, access, and rates.	State regulation on distribution expansion, access, and rates. Oversight on connection of customers likely to become more stringent. PBR based rates will be instituted.

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GENERATION PLANNING IN CALIFORNIA’S EMERGING ENERGY MARKET Fully decentralized and left to market forces Market participants will make their investment decision based only on their own needs: minimum lead time use of small modular technologies ensure high availability when supplies are most valued allow for provision of ancillary services locate where there are resource shortages due to transmission congestion by relying on transmission price signals

GENERATION PLANNING IN CALIFORNIA’S EMERGING ENERGY MARKET Backstop process for generation planning ISO will collect forecast loads and compare with the forecast generation capacity - publish collated values ISO triggers market mechanisms if the collated forecasts show reliability concerns ISO will solicit bids for load curtailment: able to reduce the loads of those parties that win the contracts ISO will take steps necessary to ensure compliance if curtailment is not sufficient

TRANSMISSION PLANNING IN CALIFORNIA’S EMERGING ENERGY MARKET Step 1: Determination of Transmission Expansion Needs based on economic or reliability concerns Step 2: Transmission Planning and Coordination Step 3: Studies to Determine Transmission Expansion Step 4: Operational Review of the Transmission Expansion Projects Step 5: State and Local Approval and Property Rights Step 6: WSCC and RTG Coordination Step 7: Cost Responsibility for Transmission Expansions or Upgrades Step 8: Ownership of and access to Expansion Facilities

Exhibit 5-1 Functional Representation of Real-time System Operation in Emerging Energy Markets Supplemental energy and A/S Network Data sources information Real-time Secure telemetered State Estimation Economic Dispatch Function participation data Function factors for the AGC The two functions to be Penalty factors & active merged together Operations constraints schedules and prices On-line Power On-line Secure On-line Secure Request for System Voltage Security Dynamic Security unscheduled Optimization Assessment Assessment transactions Insecure Insecure Updated static operating constraints Supply dispatch Transaction curtailments Transmission dispatch Locational Marginal Ancillary services dispatch Cost Evaluation Real-time ATCs Public Information System

Exhibit 5-2.

Real-time Operation in the Traditional and Emerging Electrical Energy Markets

Planning Aspect	Traditional Energy Markets	Emerging Energy Markets
Market Participants	Utility Company, IPPs.	The ISO, Energy Suppliers, Ancillary Services Providers, Local Distribution Companies, Transmission Owners, large or aggregated Energy Customers.
Paradigm	Maintaining the security of power system operation at all cost. Operation based on broad operating schedules developed internally based on generators operating costs and judgment of operations planners. Operator in full control during system emergencies. Closed door operation. Heavy reliance on local control of generation and transmission facilities.	Maintaining the security of power system operation in balance with efficiency of the energy market. Strict adherence to cost of system operation based on energy price bids. Operation of facilities not owned by the "operator". Disjoint dispatch of resources for energy and ancillary services provisions. Closely follow operating schedules determined based on the input of all market participants and "optimization" algorithms. Operator in full control during system emergencies. Meticulous logging/recording of all operating decisions. Open door operation. Heavy reliance on central and coordinated control of generation and transmission facilities. Ex-post marginal cost and price evaluation.
Procedures	Broadly follow operating schedules developed by the utility's operations planners. Log operating decisions. Make changes in system operation as necessary based on best judgment. AGC signal mainly from ACE.	Start with and follow the strict schedules developed through formal protocols and interaction between the system operator and various market participants. AGC signal mainly from Economic Dispatch.
Tools and methods	SCADA for monitoring. AGC. Limited use of the EMS analytical functions, if available. Mainly procedures and guidelines rather than analytical tools and methods.	"Fully" operational SCADA/EMS using real-time "optimization" tools, with full representation of all power system components, e.g., OPF based Economic Dispatch. Analytical tools to evaluate system operating costs. Reliance on technologies to control power flows. Marginal costing models. Market publishing tools.
Oversight	Federal and state regulators for operating guidelines and practices. Regulators intervention limited to review of "controversial" operating decisions.	Mainly federal oversight with input from all market participants. Strict procedures for audit of system operation by all market participants (whose financial viability depends on the results). Codified dispute resolution process.

perotsystems™

Exhibit 5-3

Functional Representation of Operation in Emerging Energy Markets



Ancillary services information/prices
Network Data
Hourly energy supply, load & A/S magnitudes and bid prices
Bilateral transactions (BT) & A/S schedules and bid prices for change in schedule
Unit Commitment
Supply, BT and reserve schedules for the entire scheduling period
The two functions to be merged together
Function's alternative output
System dispatch for time "i"
System dispatch for time "i-1"
Power System Optimization
Secure
Voltage Security Assessment
Secure
Dynamic Security Assessment
Secure
Secure system dispatch for hour "i"
Insecure
Supply, load, BT & AS redispatch for hour "i" for market participants
NO
**
YES
Insecure
Insecure
Updated static operating constraints
Function's alternative output
Preliminary system and ancillary services and transactions dispatch for time interval "i"
Interim system and ancillary services and transactions dispatch for time interval "i"
Curtailed supplies, loads and bilateral transactions
Interim transmission control settings dispatch for time interval "i"
Final system and ancillary services and transactions dispatch for time interval "i"
Curtailed supplies, loads and bilateral transactions
Final transmission control settings dispatch for time interval "i"
Public Information System
Locational Marginal Cost Evaluation

perotsystems™

Exhibit 5-5.

Operations Scheduling in the Traditional and Emerging Electrical Energy Markets

Planning Aspect	Traditional Energy Markets	Emerging Energy Markets
Market Participants	Utility Company.	The ISO, Energy Suppliers, Ancillary Services Providers, Scheduling Coordinators, Power Market Administrator (if separate), Local Distribution Companies, Transmission Owners, large or aggregated Energy Customers.
Paradigm	Ensuring security and efficiency of power system operation. Closed door operation with heavy reliance on the judgment of operations planners and numerous off-line network studies. Little to no faith in formal unit commitment functions.	Ensuring the security of power system operation in balance with efficiency of the energy market and economic viability of market participants. Open door operation with formal and strong interactions with market participants when determining operations schedules. Strict adherence to cost of system operation based on price bids for energy and other services. Reliance on central and coordinated control of generation and transmission facilities. Reliance on formal & optimized scheduling and dispatch models. Ex-ante marginal cost and price evaluation.
Procedures	Perform network studies to develop operating nomograms. Perform unit commitment studies to develop resource schedules and interchanges. Use existing utility databases on unit heat rates and transaction commitments.	Start with energy and ancillary services bids as well as scheduled bilateral transactions from market participants. Determine operating schedules for all system resources and controls based on sequential execution of unit commitment, "power system optimization" and security analysis functions and using bids by market participants.
Tools and methods	Unit commitment used for developing resource schedules and interchanges. Network analysis models used separately and mainly to develop operating nomograms.	Unit commitment model (with some representation of transmission constraints) for developing schedules for resource, some ancillary services and interchanges. "Power system optimization" tools to fully account for network operating constraints and to schedule additional ancillary services and transmission controls.
Oversight	Federal and state regulators for operating guidelines and practices.	Mainly federal oversight with input from all market participants. Strict procedures for audit of system operation by all market participants (whose financial viability depends on the results). Codified dispute resolution process.

perotsystems™

MAINTENANCE SCHEDULING Long-term maintenance scheduling of generation and transmission facilities is likely to be left to their owners Owners highly encouraged to account for market signals received from the ISO Short-term maintenance scheduling need to be closely coordinated with the ISO

FINANCIAL SETTLEMENT Traditional energy related financial function of a vertically integrated utility Payment for fuels and other energy purchase and transmission contracts Collection for energy sales to retail and wholesale customers Collection for provision of transmission services to wholesale customers

FINANCIAL SETTLEMENT Financial settlement for energy transactions in the emerging markets substantially more complex Payments to energy suppliers based on day-ahead, hour-ahead and last minute supply schedules Payments for all energy purchase and related transmission contracts Collection from energy customers (usually through their agents) based on their demand schedules in day-ahead, hour-ahead and last minute markets Settlement of differences between scheduled and actual energy supplied and consumed Payments to ancillary services providers and collection from energy customers for the procured ancillary services Collection of congestion fees from energy customers and payment of such fees to the Transmission Owners or TCC holders

POWER SYSTEM OPERATIONS IN CALIFORNIA’S EMERGING ENERGY MARKET Operation Scheduling by the PX Operation Scheduling by the ISO

OPERATION SCHEDULING BY THE PX PX’s Day-Ahead Bidding and Scheduling Procedures Collection and validation of bids from PX Participants Conducting the energy auction Developing the PX Initial Preferred Schedule Developing the Final PX Schedule PX’s Hour-Ahead Bidding and Scheduling Procedures Receipt and validation of bid data Hour-ahead bid evaluation Calculation of hour-ahead schedules Submission of schedules and bids to the ISO

OPERATION SCHEDULING BY THE ISO Day-ahead market hour-ahead market real-time market ISO’s scheduling activities: Receipt and validation of Preferred Schedules Evolution of the Revised Schedules Development of the Final Schedule

MAINTENANCE SCHEDULING Fully coordinated Maintenance Outage Planning Market Participant (e.g., Transmission Owner) to inform ISO with their annual maintenance plan and receive approval/changes Maintenance Outage Requests by the ISO ISO may at any time request a maintenance outage Maintenance Outage Requests by Market Participants Final Approval

NEW BUSINESS FUNCTIONS New categories of market participants each pursuing different business objectives Power system operator(s) must remain impartial towards all market participants Power system operator(s) to ensure power system in reliability and without economic burden to the end users Some important new concept in trading and usage of the transmission rights: Available Transmission Capability (ATC Flow-based Transmission Service Reservation

BIDDING FUNCTION Supplier bids a quantity and minimum price below which it will not sell Buyer bids a quantity and a maximum price above which it will not buy Bidding function provides a mechanism to match individual offers from the providers to those bidding to purchase them Price may be established individually for each supply-demand pair Generally a single market clearing price is established for all sellers and buyers

PUBLIC INFORMATION SYSTEM Facilitate posting of information for comparable access by the market participants Open Access Same-time Information System (OASIS) Used to post Network data pertinent to transmission reservation Forecasted network conditions Available Transmission Capacity Ancillary service requirements Curtailments and interruptions, etc.

ENERGY METERING All settlement and billing take place based on hourly prices Require hourly meter reading Available only for the large consumers Hourly revenue metering capability not available even at the interface between the transmission company and the distribution companies In many situations load profiling is adopted Who pays for hourly metering?

SETTLEMENT AND BILLING Single or multiple settlement cycles Multiple settlement processes: Separately settle contractual commitments resulting from different temporal No separate billing for each market: a single bill may be produced for the net amount of contractual commitments and deviations over a billing cycle Settlements process: collection of information regarding schedules, market clearing prices and metering to: Execute contract and real-time settlements Provide a preliminary settlement run for validation of the results by participants Provide a final settlement addressing any disputes by participants Establish the transfer of funds due

SETTLEMENT CALCULATIONS Calculate the credit and debit amounts for both buyers and sellers for each hourly trading interval for each market as relevant: Recalculate settlements based on changed data after final settlement. Maintain data and information on an hourly basis to support validation of accounts. Produce summary billing information for multiple billing cycles as relevant: Identify and report on any settlements which cannot be completed because of incomplete information or other problems. Track real-time settlements based on estimated meter data and to flag such settlements as conditional. Accommodate transitions to and from Daylight Savings Time. Provide for Year 2000 transition.

BILLING AND CREDIT FUNCTION Process information produced by the Settlement function Settlement results may be consolidated into a single invoice for all settlement days Payments will be prepared and sent to participants on a regular cycle Provide for interaction with the banks’ systems to matched payments to appropriate accounts.

CREDIT AND COLLECTIONS Identification and reporting of late payments Tools that support collection activities Summary reporting of aged receivables Collection reports for individual participants Outstanding invoices, aging, and amounts

CALIFORNIA’S EXPERIENCE Complex business processes for bidding, publishing, metering, settlement, and billing PX must interact with the PX participants for bidding on energy and ancillary services PX must also interact with the ISO There are three concurrent settlement processes for each billing cycle PX must settle on the one hand with the ISO and on the other hand with the PX participants Every market participant can have access to the communications backbone